Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: September 15, 2023

Oaktree-TCDRS Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree-Forrest Multi-Strategy, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree-TBMR Strategic Credit Fund C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree-TBMR Strategic Credit Fund F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree-TBMR Strategic Credit Fund G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree-TSE 16 Strategic Credit, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

INPRS Strategic Credit Holdings, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree Gilead Investment Fund AIF (Delaware), L.P.

By:	Oaktree Fund AIF Series, L.P. – Series T
Its:	General Partner
By:	Oaktree Fund GP AIF, LLC
Its:	Managing Member
By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

Oaktree Specialty Lending Corporation

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree Strategic Credit Fund

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree GCP Fund Delaware Holdings, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner
By:	Oaktree Global Credit Plus Fund GP, Ltd.
Its:	General Partner
By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree Diversified Income Fund, Inc.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree AZ Strategic Lending Fund, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

Oaktree Loan Acquisition Fund, L.P.

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

Oaktree LSL Fund Holdings EURRC S.à r.l.

By:	/s/ Martin Eckel
Name: Martin Eckel
Title: Manager

Oaktree LSL Fund Delaware Holdings EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner
By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree PRE Life Sciences, L.P.

By:	Oaktree PRE Life Sciences Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

Oaktree Capital Group, LLC

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Atlas OCM Holdings, LLC

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Brookfield Corporation

By:	/s/ Swati Mandava
Name: Swati Mandava
Title: Managing Director, Legal & Regulatory

BAM Partners Trust

By:	BAM Class B Partners Inc.
Its:	Trustee
By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Secretary

Brookfield Asset Management Ltd.

By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Managing Director, Legal & Regulatory